UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 15, 2007
                                                          --------------


                            THE BON-TON STORES, INC.
                      ------------------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                 0-19517                    23-2835229
  ----------------------      --------------------        -------------------
      (State or Other           (Commission File           (I.R.S. Employer
      Jurisdiction of                Number)              Identification No.)
      Incorporation)


                2801 E. Market Street
                 York, Pennsylvania                                 17402
     --------------------------------------------            -------------------
      (Address of Principal Executive Offices)                    (Zip Code)


        Registrants telephone number, including area code: (717) 757-7660
                                                           --------------


             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     __ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     __ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     __ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     __ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         On March 15, 2007, The Bon-Ton Stores, Inc. issued a press release announcing its results of operations and financial condition for the fiscal year and fourth quarter ended February 3, 2007. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

         (c)   Exhibits

         99.1 Press Release issued March 15, 2007 regarding financial results for the fiscal year and fourth quarter ended February 3, 2007.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 The Bon-Ton Stores, Inc.


                                 By: /s/ Keith E. Plowman
                                     ----------------------------------
                                     Keith E. Plowman
                                     Executive Vice President, Chief Financial
                                     Officer and Principal Accounting Officer


Dated: March 15, 2007